First Alliance Mortgage Loan Trust 1997-2
Mortgage Loan Asset Backed Certificates, Series 1997-2

[$75,000,000] Class A Certificates
--------------------------------------------------------------------------------
[$20,000,000] Class A-1 Fixed Rate Group Certificates - [.]%
[$55,000,000] Class A-2 Floating Rate Group Certificates - 1M LIBOR + [ ] bps.

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1997-2 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

First Alliance Mortgage Loan Trust 1997-2
Mortgage Loan Asset Backed Certificates, Series 1997-2
--------------------------------------------------------------------------------

Title of Securities:       First Alliance Mortgage Loan Trust 1997-2,
                           Class A-1 Fixed Rate Group Certificates and
                           Class A-2 Variable Rate Group Certificates
                           (collectively, the "Certificates").

Certificate
Description:            Class A-1                   Class A-2
                        ---------                   ---------
Collateral:             Fixed Rate Home Equity      Variable Rate Home Equity
                        Mortgage Loans              Mortgage Loans

Prepayment
Assumption:             [23% HEP]                   [27% CPR]

Approximate Size:       [$20,000,000]               [$55,000,000]

Average Life
to Call:                [3.496]                     [2.888]

Average Life
to maturity:            [3.861]                     [3.095]

Coupon:                 [.%]                        The lesser of:
                                                    1) One Month LIBOR + []bps
                                                    2) The Available Funds Cap

Coupon Step-up:         After the Clean-Up Call,    After the Clean-up Call,
                        the Coupon will             the lesser of:
                        be increased by             1) One Month LIBOR +
                        50 bps.                        2x [] bps
                                                    2) The Available Funds Cap

Yield to Call:          [.%]                        Variable

Collateral
Adjustment Frequency:   N/A                         Every 6 months (Both
                                                    Interest Rate & Payment)

Payment Delay:          [19]                        NONE

Interest
Accrual Basis:          30/360                      Actual/360

Dated Date:             [6/1/97]                    [6/26/97]

Expected Maturity
without Call:           [12/20/15]                  [10/20/13]

Expected Maturity
with 10% Call:          [03/20/05]                  [03/20/05]

Stated Maturity:        [09/20/28]                  [06/20/27]

Pricing Date:           [June __, 1997]             [June __, 1997]

Settlement Date:        [June 27, 1997]             [June 27, 1997]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

First Alliance Mortgage Loan Trust 1997-2
Mortgage Loan Asset Backed Certificates, Series 1997-2
--------------------------------------------------------------------------------

Company and
Servicer:                  First Alliance Mortgage Company, a California
                           corporation.

Servicing Fee:             50 basis points per annum.

Trustee:                   The Chase Manhattan Bank

Aggregate
Group Balance:             Fixed Rate Group          $[20,000,000]
                           Variable Rate Group       $[55,000,000]

Payment Date:              The 20th day of each month or, if such day is not a
                           business day, the next succeeding business day, beginning on July 20, 1997.

Record Date:               Class A-1 & Class A-2 - The last day of the calendar
                           month immediately preceeding the related Payment
                           Date.

Interest
Accrual Period:            The interest accrual period for the Class A-1
                           Certificates is the calendar month prior to the month in which a distribution occurs.

                           Interest will accrue on the Class A-2 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Certificates:      Book-entry only through the same-day funds facilities
                           of DTC, Euroclear and CEDEL.

Denominations:             Minimum denominations of $1,000 and integral
                           multiples thereof.

Prepayment
Assumption:                For the Class A-1 Fixed-Rate Group Certificates,
                           [23]% HEP ([2.3]% CPR in month 1 with monthly incremental increases of [2.3]% CPR until the speed reaches [23]% CPR in month 10 based on loan seasoning.)

                           For the Class A-2 Variable-Rate Group Certificates, [27]% CPR.

10% Clean-up   Call:       The Servicer has the option to exercise a call when
                           the aggregate mortgage loan balance equals 10% or less of the original aggregate collateral balance and the original aggregate amount of the prefunding accounts. The call will be exercised at par plus accrued interest.

Coupon Step-Up:            If the Servicer does not exercise the Cleanup Call,
                           the coupon on the Class A-1 Certificates shall be raised to [.]% + 0.50%.

                           If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-2 Certificates shall be raised to 1M LIBOR + 2x []bps, subject to the Monthly Available Funds Cap.

Available Funds Cap:       The Available Funds Cap is the weighted average of
                           the Mortgage Rates on the Mortgage Loans in the Variable Rate Group, less the sum of (a) the Variable- Rate Group Servicing Fee (50 bps), (b) beginning on the Second Payment Date from the Closing
                           Date, the premiums due to the Certificate Insurer with respect to the Certificate Insurance Policy relating to the Class A-2 Certificates, (c) the fees due to the Trustee relating to the Class A-2
                           Certificates, and (d) beginning on the [seventh]
                           Payment Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable Rate Group, calculated as of the first day of the related Remittance Period.

Interest
Carry Forward:             The Class A-2 Certificates will have an interest
                           carry forward feature. The excess of the interest accrued on the Class A-2 Certificates over the amount of interest actually distributed will be paid on future Remittance Dates to the extent of Class A-2
                           Available funds prior to distributing any Excess
                           Spread to the holder of the Class R Certificate. The
                           Interest Carryover Amount will accrue interest at the Class A-2 Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero. The Interest Carryover Amount is not guaranteed by MBIA. There will be no make-whole of the interest carry forward at the call date.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

First Alliance Mortgage Loan Trust 1997-2
Mortgage Loan Asset Backed Certificates, Series 1997-2
--------------------------------------------------------------------------------

Pre-Funding Account:       On the Closing Date, approximately [$14,102,328.94]
                           will be deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$4,569,684.29] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [July 20,1997] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts.
                           The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                           Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1
                           Certificateholders as a prepayment on the July 1997 Payment Date.

                           Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-2 Certificateholders as a prepayment on the July 1997 Payment Date.

Credit Enhancement:        A combination of:
                            - Overcollateralization.
                            - Cross-collateralization of excess spread
                            - 100% wrap from MBIA guarantee of timely interest
                              and ultimate principal.

Certificate Ratings:       The Certificates will be rated AAA by Standard &
                           Poor's and Aaa by Moody's Investor Service.

Certificate Insurer:       MBIA Insurance Corporation ("MBIA").
                           MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:                 Timely payments of interest and the ultimate payment
                           of principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:            The Certificates will not be ERISA eligible during
                           the Prefunding Period. At the end of the Prefunding
                           Period, the Certificates may be ERISA eligible.
                           Investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:                  REMIC.

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:       For further information, call the desk at (212)
                           778-2741, Paul Richardson at (212) 778-1507, Sean
                           Arnold at (212) 778-4921 or Lina Hsu at (212)
                           778-1451.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

AVAILABLE FUNDS CAP
===================

Cap: Net WAC - fees - 50bps cushion (starting month7)

(30/360 day count)

 DATE   COUPON
 ----   ------
07/97   8.448
08/97   8.448
09/97   8.449
10/97   8.449
11/97   8.449
12/97   8.579
01/98   8.079
02/98   8.515
03/98   8.903
04/98   8.971
05/98   8.971
06/98   9.102
07/98   9.102
08/98   9.537
09/98   9.926
10/98   9.994
11/98   9.994
12/98  10.124
01/99  10.125
02/99  10.560
03/99  10.948
04/99  11.016
05/99  11.016
06/99  11.081
07/99  11.081
08/99  11.318
09/99  11.514
10/99  11.549
11/99  11.549
12/99  11.549
01/00  11.549
02/00  11.549
03/00  11.549
04/00  11.549
05/00  11.549
06/00  11.549
07/00  11.549
08/00  11.549
09/00  11.549
10/00  11.549
11/00  11.549
12/00  11.549
01/01  11.549
02/01  11.549
03/01  11.549
04/01  11.549
05/01  11.549
06/01  11.549
07/01  11.549
08/01  11.549
09/01  11.549
10/01  11.549
11/01  11.549
12/01  11.549
01/02  11.549
02/02  11.549
03/02  11.549
04/02  11.549
05/02  11.549
06/02  11.549
07/02  11.549
08/02  11.549

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $20,000,000.00                            DATED DATE: 06/01/97
          COUPON: TBD                                    FIRST PAYMENT: 07/20/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 2
ORIGINAL BALANCE: $20,000,000.00                      YIELD TABLE DATE: 06/27/97

                                     FAMT72
                           BOND A1 PRICE-YIELD TABLE
                                PREPAYMENT SPEED

                           *** PRICED TO 10% CALL ***

           PRICING SPEED
            FIX   23.0%/     19.00%/     21.00%/     23.00%/     25.00%/     27.00%/     29.00%/  HEP
     PRICE  ARM   27.0%      21.00       23.00       25.00       27.00       29.00       31.00    CPR
     99-24         7.324       7.330       7.327       7.324       7.321       7.318       7.315
     99-24+        7.318       7.325       7.322       7.319       7.315       7.312       7.308
     99-25         7.313       7.321       7.317       7.313       7.309       7.306       7.302
     99-25+        7.307       7.316       7.312       7.308       7.304       7.299       7.295
     99-26         7.302       7.311       7.307       7.302       7.298       7.293       7.289
     99-26+        7.296       7.306       7.302       7.297       7.292       7.287       7.282
     99-27         7.291       7.302       7.297       7.291       7.286       7.281       7.276
     99-27+        7.285       7.297       7.291       7.286       7.280       7.275       7.269

     99-28         7.280       7.292       7.286       7.281       7.275       7.269       7.263
     99-28+        7.274       7.287       7.281       7.275       7.269       7.263       7.256
     99-29         7.269       7.283       7.276       7.270       7.263       7.256       7.250
     99-29+        7.263       7.278       7.271       7.264       7.257       7.250       7.243
     99-30         7.258       7.273       7.266       7.259       7.251       7.244       7.237
     99-30+        7.252       7.268       7.261       7.253       7.246       7.238       7.230
     99-31         7.247       7.264       7.256       7.248       7.240       7.232       7.224
     99-31+        7.241       7.259       7.251       7.242       7.234       7.226       7.217

    100-00         7.236       7.254       7.246       7.237       7.228       7.219       7.211
    100-00+        7.230       7.250       7.241       7.232       7.223       7.213       7.204
    100-01         7.225       7.245       7.236       7.226       7.217       7.207       7.198
    100-01+        7.219       7.240       7.230       7.221       7.211       7.201       7.191
    100-02         7.214       7.235       7.225       7.215       7.205       7.195       7.185
    100-02+        7.208       7.231       7.220       7.210       7.199       7.189       7.178
    100-03         7.203       7.226       7.215       7.205       7.194       7.183       7.172
    100-03+        7.197       7.221       7.210       7.199       7.188       7.177       7.165

    100-04         7.192       7.217       7.205       7.194       7.182       7.170       7.159
    100-04+        7.187       7.212       7.200       7.188       7.176       7.164       7.152
    100-05         7.181       7.207       7.195       7.183       7.171       7.158       7.146
    100-05+        7.176       7.202       7.190       7.177       7.165       7.152       7.139
    100-06         7.170       7.198       7.185       7.172       7.159       7.146       7.133
    100-06+        7.165       7.193       7.180       7.167       7.153       7.140       7.126
    100-07         7.159       7.188       7.175       7.161       7.148       7.134       7.120
    100-07+        7.154       7.184       7.170       7.156       7.142       7.128       7.113

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       3.496       4.214       3.850       3.545       3.281       3.052       2.854
Last Payment       7.731       9.814       8.897       8.147       7.481       6.897       6.397
Mod.Dur. @ 100-00  2.837       3.289       3.062       2.864       2.688       2.531       2.392

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $55,000,000.00                            DATED DATE: 06/26/97
  CURRENT COUPON: TBD                                    FIRST PAYMENT: 07/20/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 2
ORIGINAL BALANCE: $55,000,000.00                      YIELD TABLE DATE: 06/27/97

                                     FAMT72
                     BOND A2 DISCOUNT MARGIN ACT/360 TABLE
                        ASSUMED CONSTANT LIBOR-1M 5.6875

                           *** PRICED TO 10% CALL ***

           PRICING SPEED
            FIX   23.0%/     19.00%/     21.00%/     23.00%/     25.00%/     27.00%/     29.00%/  HEP
     PRICE  ARM   27.0%      21.00       23.00       25.00       27.00       29.00       31.00    CPR

     99-24        32.826      30.866      31.526      32.193      32.878      33.581      34.294
     99-24+       32.210      30.373      30.992      31.617      32.260      32.918      33.586
     99-25        31.595      29.880      30.458      31.042      31.641      32.255      32.879
     99-25+       30.980      29.388      29.924      30.466      31.023      31.593      32.172
     99-26        30.365      28.896      29.390      29.891      30.404      30.931      31.465
     99-26+       29.750      28.403      28.857      29.315      29.786      30.268      30.758
     99-27        29.135      27.911      28.323      28.740      29.168      29.607      30.052
     99-27+       28.521      27.419      27.790      28.165      28.550      28.945      29.346

     99-28        27.906      26.928      27.257      27.590      27.933      28.283      28.639
     99-28+       27.292      26.436      26.724      27.016      27.315      27.622      27.933
     99-29        26.678      25.944      26.191      26.441      26.698      26.961      27.228
     99-29+       26.064      25.453      25.659      25.867      26.081      26.300      26.522
     99-30        25.451      24.962      25.126      25.293      25.464      25.639      25.817
     99-30+       24.837      24.471      24.594      24.719      24.847      24.978      25.112
     99-31        24.224      23.980      24.062      24.145      24.230      24.318      24.407
     99-31+       23.611      23.489      23.530      23.571      23.614      23.657      23.702

    100-00        22.998      22.998      22.998      22.998      22.998      22.997      22.997
    100-00+       22.385      22.507      22.466      22.424      22.381      22.337      22.293
    100-01        21.772      22.017      21.935      21.851      21.765      21.678      21.589
    100-01+       21.160      21.527      21.403      21.278      21.150      21.018      20.885
    100-02        20.547      21.037      20.872      20.705      20.534      20.359      20.181
    100-02+       19.935      20.547      20.341      20.132      19.919      19.700      19.477
    100-03        19.323      20.057      19.810      19.560      19.303      19.040      18.774
    100-03+       18.711      19.567      19.279      18.987      18.688      18.382      18.070

    100-04        18.100      19.077      18.748      18.415      18.073      17.723      17.367
    100-04+       17.488      18.588      18.217      17.843      17.458      17.064      16.664
    100-05        16.877      18.098      17.687      17.271      16.844      16.406      15.962
    100-05+       16.266      17.609      17.157      16.699      16.229      15.748      15.259
    100-06        15.655      17.120      16.627      16.128      15.615      15.090      14.557
    100-06+       15.044      16.631      16.097      15.556      15.001      14.432      13.855
    100-07        14.433      16.142      15.567      14.985      14.387      13.775      13.153
    100-07+       13.823      15.654      15.037      14.414      13.773      13.117      12.451

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       2.888       3.749       3.405       3.116       2.866       2.649       2.460
Last Payment       7.731       9.814       8.897       8.147       7.481       6.897       6.397
Mod.Dur. @ 100-00  2.450       3.060       2.823       2.618       2.436       2.275       2.131


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  FAMT72
     -  Cut Off Date of Tape is  5/31/97
     -  FIX
     -      $15,430,315.71
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     222

Aggregate Unpaid Principal Balance:                $15,430,315.71
Aggregate Original Principal Balance:              $15,596,000.00

Weighted Average Gross Coupon:                            10.675%
Gross Coupon Range:                             8.500% -  16.950%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $69,505.93
Average Original Principal Balance:                    $70,252.25

Maximum Unpaid Principal Balance:                     $233,764.00
Minimum Unpaid Principal Balance:                       $9,304.45

Maximum Original Principal Balance:                   $233,764.00
Minimum Original Principal Balance:                    $11,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         309.677
Stated Rem Term Range:                          80.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       3.598
Age Range:                                       0.000 -   73.000

Weighted Average Original Term:                           313.274
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             54.861
Original LTV Range:                             4.800% -  83.250%

Weighted Average Combined LTV:                             56.016
Combined LTV Range:                            12.350% -  83.250%

--------------------------------------------------------------------------------

                           LARGEST ZIP CODE CONCENTRATION FOR FIX LOANS

ZIP                         # OF LOANS     BALANCE      CLTV        %
95030                            2        311,725.00   47.99       2.02

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          COMBINED LOAN-TO-VALUE RATIOS

                                                               Percentage of
                                             Aggregate         Cut-Off Date
    Combined              Number of           Unpaid             Aggregate
  Loan-To-Value           Mortgage           Principal           Principal
      Ratio                 Loans             Balance             Balance

80.01 to  85.00               1             101,419.23               0.66
75.01 to  80.00               6             629,017.46               4.08
70.01 to  75.00              15           1,453,140.76               9.42
65.01 to  70.00              26           2,447,719.45              15.86
60.01 to  65.00              28           2,056,039.39              13.32
55.01 to  60.00              23           2,104,269.22              13.64
50.01 to  55.00              26           1,829,203.05              11.85
45.01 to  50.00              25           1,643,726.24              10.65
40.01 to  45.00              17             921,988.82               5.98
35.01 to  40.00               9             459,496.06               2.98
30.01 to  35.00              21             918,477.01               5.95
25.01 to  30.00              11             427,225.11               2.77
20.01 to  25.00               6             251,240.00               1.63
15.01 to  20.00               5             145,096.00               0.94
10.01 to  15.00               3              42,257.91               0.27
--------------------------------------------------------------------------
Total............          222         $ 15,430,315.71             100.00%
==========================================================================

                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                             Aggregate          Cut-Off Date
                          Number of           Unpaid              Aggregate
   Loan-To-Value          Mortgage           Principal            Principal
       Ratio                Loans             Balance              Balance

80.01 to  85.00               1             101,419.23               0.66
75.01 to  80.00               6             629,017.46               4.08
70.01 to  75.00              15           1,453,140.76               9.42
65.01 to  70.00              23           2,311,746.31              14.98
60.01 to  65.00              24           1,970,705.23              12.77
55.01 to  60.00              21           2,005,173.89              13.00
50.01 to  55.00              23           1,720,005.70              11.15
45.01 to  50.00              24           1,661,063.64              10.76
40.01 to  45.00              15             891,000.00               5.77
35.01 to  40.00               9             501,961.65               3.25
30.01 to  35.00              20             869,551.57               5.64
25.01 to  30.00              14             550,754.45               3.57
20.01 to  25.00               7             271,240.00               1.76
15.01 to  20.00              10             312,593.94               2.03
10.01 to  15.00               6             134,450.80               0.87
 5.01 to  10.00               3              37,186.63               0.24
 0.01 to   5.00               1               9,304.45               0.06
--------------------------------------------------------------------------
Total............          222         $ 15,430,315.71             100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                   Aggregate    Cut-Off Date
         Gross Mortgage              Number of      Unpaid        Aggregate
         Interest Rate               Mortgage      Principal      Principal
             Range                     Loans        Balance        Balance

 8.00% < Gross Coupon <=  8.50%          1           95,941.84       0.62
 8.50% < Gross Coupon <=  9.00%          7          741,065.56       4.80
 9.00% < Gross Coupon <=  9.50%         11          933,251.66       6.05
 9.50% < Gross Coupon <= 10.00%         58        4,654,577.49      30.17
10.00% < Gross Coupon <= 10.50%         31        2,521,862.89      16.34
10.50% < Gross Coupon <= 11.00%         36        2,526,596.08      16.37
11.00% < Gross Coupon <= 11.50%         20        1,249,071.58       8.09
11.50% < Gross Coupon <= 12.00%         13          760,770.70       4.93
12.00% < Gross Coupon <= 12.50%          5          294,498.95       1.91
12.50% < Gross Coupon <= 13.00%          8          532,123.80       3.45
13.00% < Gross Coupon <= 13.50%          4          224,877.13       1.46
13.50% < Gross Coupon <= 14.00%         13          467,144.83       3.03
14.00% < Gross Coupon <= 14.50%          2           78,337.66       0.51
14.50% < Gross Coupon <= 15.00%          4          117,283.39       0.76
15.00% < Gross Coupon <= 15.50%          8          219,646.70       1.42
16.50% < Gross Coupon <= 17.00%          1           13,265.45       0.09
----------------------------------------------------------------------------
Total..........                        222     $ 15,430,315.71     100.00%
============================================================================

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                             Aggregate     Cut-Off Date
                       Number of              Unpaid         Aggregate
                       Mortgage              Principal       Principal
 State                   Loans                Balance         Balance

AZ                         1                  33,178.00         0.22
CA                        88               5,992,876.20        38.84
CO                        10                 557,310.00         3.61
FL                        16               1,441,664.05         9.34
GA                        13                 653,890.57         4.24
IL                        16               1,251,146.10         8.11
NJ                        13               1,071,818.33         6.95
NY                        25               1,868,994.86        12.11
OH                         1                  56,030.00         0.36
OR                         5                 330,223.86         2.14
PA                         3                 188,579.49         1.22
UT                        15                 995,793.78         6.45
WA                        16                 988,810.47         6.41
--------------------------------------------------------------------------
Total...............     222            $ 15,430,315.71       100.00%
==========================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                         Number of         Unpaid          Aggregate
                         Mortgage         Principal        Principal
      Remaining Term       Loans           Balance          Balance

 72 < Rem Term <=  84          2          33,718.62           0.22%
 96 < Rem Term <= 108          1          17,077.35           0.11%
108 < Rem Term <= 120         25         929,506.43           6.02%
168 < Rem Term <= 180         48       2,788,471.47          18.07%
228 < Rem Term <= 240          4         253,447.65           1.64%
348 < Rem Term <= 360        142      11,408,094.19          73.93%
-------------------------------------------------------------------
Total............          222    15,430,315.71             100.00%
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                   Aggregate   Cut-Off Date
             Current               Number of        Unpaid       Aggregate
          Mortgage Loan            Mortgage        Principal     Principal
        Principal Balance            Loans          Balance       Balance

    5,000 < Balance <=    10,000       1             9,304.45       0.06
   10,000 < Balance <=    15,000       4            50,134.09       0.32
   15,000 < Balance <=    20,000       6           112,902.03       0.73
   20,000 < Balance <=    25,000       5           107,290.48       0.70
   25,000 < Balance <=    30,000      10           282,238.46       1.83
   30,000 < Balance <=    35,000       9           297,836.65       1.93
   35,000 < Balance <=    40,000      10           371,962.33       2.41
   40,000 < Balance <=    45,000      12           506,121.79       3.28
   45,000 < Balance <=    50,000      21           993,980.93       6.44
   50,000 < Balance <=    55,000      14           737,427.18       4.78
   55,000 < Balance <=    60,000      11           636,643.82       4.13
   60,000 < Balance <=    65,000      12           749,129.86       4.85
   65,000 < Balance <=    70,000      13           876,580.87       5.68
   70,000 < Balance <=    75,000       9           656,556.84       4.25
   75,000 < Balance <=    80,000      19         1,472,369.69       9.54
   80,000 < Balance <=    85,000       9           741,125.85       4.80
   85,000 < Balance <=    90,000       6           528,150.65       3.42
   90,000 < Balance <=    95,000      10           929,341.00       6.02
   95,000 < Balance <=   100,000      10           981,189.13       6.36
  100,000 < Balance <=   125,000      13         1,452,859.61       9.42
  125,000 < Balance <=   150,000       9         1,261,948.00       8.18
  150,000 < Balance <=   200,000       6         1,027,156.00       6.66
  200,000 < Balance <=   250,000       3           648,066.00       4.20
--------------------------------------------------------------------------
Total....................           222       $ 15,430,315.71     100.00%
==========================================================================

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                              Number of        Unpaid        Aggregate
                              Mortgage        Principal      Principal
                                Loans          Balance        Balance

Single Family                    208        14,531,635.12      94.18
PUD                                1            72,880.00       0.47
Condo                              5           232,051.00       1.50
2-4 Family                         8           593,749.59       3.85
--------------------------------------------------------------------------
Total...............             222      $ 15,430,315.71     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

Owner Occupied                   213      14,868,492.92        96.36
Investor                           9         561,822.79         3.64
--------------------------------------------------------------------------
Total..................          222    $ 15,430,315.71       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           ORIGINAL JUNIOR LIEN RATIOS

                                                                Percentage of
                                              Aggregate         Cut-Off Date
                          Number of            Unpaid             Aggregate
    Junior Lien           Mortgage            Principal           Principal
       Ratio                Loans              Balance             Balance

10.01 to  20.00               3              42,757.39               0.28
20.01 to  30.00               4              98,406.22               0.64
30.01 to  40.00               4              93,655.59               0.61
40.01 to  50.00               3             105,636.20               0.68
50.01 to  60.00               1              29,822.16               0.19
60.01 to  70.00               2              94,472.34               0.61
70.01 to  80.00               3             118,309.47               0.77
80.01 to  90.00               4             180,677.86               1.17
90.01 to 100.00             198          14,666,578.48              95.05
--------------------------------------------------------------------------
Total............          222         $ 15,430,315.71             100.00%
==========================================================================

                                 LIEN SUMMARY

                                                           Percentage of
                                             Aggregate     Cut-Off Date
                       Number of              Unpaid         Aggregate
                       Mortgage              Principal       Principal
                         Loans                Balance         Balance

1                        196              14,545,586.38        94.27
2                         24                 839,289.38         5.44
3                          2                  45,439.95         0.29
--------------------------------------------------------------------------
Total...............     222            $ 15,430,315.71       100.00%
==========================================================================

                               PREPAYMENT PENALTY

                                                                Percentage of
                                              Aggregate         Cut-Off Date
                             Number of         Unpaid             Aggregate
                             Mortgage         Principal           Principal
                               Loans           Balance             Balance

 NONE                             98          7,602,402.72          49.27
   1                               1             56,030.00           0.36
   2                              13            995,186.53           6.45
   6                             110          6,776,696.46          43.92
--------------------------------------------------------------------------
Total...............             222       $ 15,430,315.71         100.00%
==========================================================================
1 = 1% of original  principal  balance for 5 years
2 = 3 mos  interest on 100% of UPB for 3 years
6 = 6 mos interest on 80% of UPB for 5 years

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Business Capital                   1        68,074.95           0.44
Purchase                           1        95,941.84           0.62
Refinance/Cashout                171    12,803,468.84          82.98
Investment                         1        77,062.00           0.50
Debt Consolidation                33     1,861,148.12          12.06
Home Improvement                  15       524,619.96           3.40
--------------------------------------------------------------------------
Total..................          222  $ 15,430,315.71         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
                                  Number of        Unpaid          Aggregate
                                  Mortgage        Principal        Principal
                                    Loans          Balance          Balance

Full Documentation                    193       13,682,138.24        88.67
Alternate Documentation                19        1,299,929.09         8.42
No Documentation                       10          448,248.38         2.90
--------------------------------------------------------------------------------
Total..................               222     $ 15,430,315.71       100.00%
================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  FAMT72
     -  Cut Off Date of Tape is  5/31/97
     -  6M LIBOR ARMs
     -    $40,897,671.06
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     466

Loan Type:                                     100% 6M LIBOR ARMs

Aggregate Unpaid Principal Balance:                $40,897,671.06
Aggregate Original Principal Balance:              $40,912,508.00
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.115%
Gross Coupon Range:                             6.315% -  14.750%

Weighted Average Margin (Gross):                           6.761%
Gross Margin Range:                             4.990% -  10.750%

Weighted Average Life Cap (Gross):                        16.111%
Gross Life Cap Range:                          13.315% -  21.750%

Weighted Average Life Floor (Gross):                       9.111%
Gross Life Floor Range:                         6.315% -  14.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $87,763.24
Average Original Principal Balance:                    $87,795.08

Maximum Unpaid Principal Balance:                     $362,317.00
Minimum Unpaid Principal Balance:                      $19,951.63

Maximum Original Principal Balance:                   $362,317.00
Minimum Original Principal Balance:                    $20,001.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         345.186
Stated Rem Term Range:                          96.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            0.236
Age Range:                                       0.000 -    7.000

Weighted Average Original Term:                           345.422
Original Term Range:                            96.000 -  360.000

Weighted Average Original LTV:                             58.390
Original LTV Range:                             8.811% -  80.000%

Weighted Average Periodic Interest Cap:                    1.026%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Months to Interest Roll:                   6.273 * calculated
                                                                   from 6/97 to
                                                                   next rolldate
Months to Interest Roll Range:                           1 -    8

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

Lien Status                                       100% First Lien

--------------------------------------------------------------------------------

                  LARGEST ZIP CODE CONCENTRATION FOR ARM LOANS

ZIP                            # OF LOANS   BALANCE      CLTV        %

84093                              2       514,069.15    68.81     1.26%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                            Aggregate           Cut-Off Date
                          Number of          Unpaid               Aggregate
   Loan-To-Value          Mortgage          Principal             Principal
       Ratio                Loans            Balance               Balance

75.01 to  80.00              14           1,386,738.16               3.39
70.01 to  75.00              55           6,391,553.69              15.63
65.01 to  70.00              59           5,989,202.20              14.64
60.01 to  65.00              73           8,184,147.24              20.01
55.01 to  60.00              54           4,940,462.63              12.08
50.01 to  55.00              43           3,662,003.94               8.95
45.01 to  50.00              40           3,144,175.79               7.69
40.01 to  45.00              27           2,123,801.50               5.19
35.01 to  40.00              27           1,670,447.20               4.08
30.01 to  35.00              30           1,656,384.54               4.05
25.01 to  30.00              20             923,698.22               2.26
20.01 to  25.00              12             446,582.00               1.09
15.01 to  20.00               8             283,863.32               0.69
10.01 to  15.00               3              74,522.63               0.18
 5.01 to  10.00               1              20,088.00               0.05
--------------------------------------------------------------------------
Total............           466        $ 40,897,671.06             100.00%
==========================================================================

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.00% < Gross Coupon <=  6.50%          1           77,000.00       0.19
 6.50% < Gross Coupon <=  7.00%          2          142,875.00       0.35
 7.00% < Gross Coupon <=  7.50%         23        2,163,235.48       5.29
 7.50% < Gross Coupon <=  8.00%         80        6,756,460.59      16.52
 8.00% < Gross Coupon <=  8.50%         67        6,256,909.41      15.30
 8.50% < Gross Coupon <=  9.00%         94        8,760,936.03      21.42
 9.00% < Gross Coupon <=  9.50%         53        4,769,838.79      11.66
 9.50% < Gross Coupon <= 10.00%         62        5,345,499.12      13.07
10.00% < Gross Coupon <= 10.50%         23        1,815,711.01       4.44
10.50% < Gross Coupon <= 11.00%         24        2,055,506.03       5.03
11.00% < Gross Coupon <= 11.50%         10          789,860.44       1.93
11.50% < Gross Coupon <= 12.00%         13        1,073,569.52       2.63
12.00% < Gross Coupon <= 12.50%          3          214,245.22       0.52
12.50% < Gross Coupon <= 13.00%          6          305,838.00       0.75
13.00% < Gross Coupon <= 13.50%          2           91,890.42       0.22
13.50% < Gross Coupon <= 14.00%          1          158,772.00       0.39
14.00% < Gross Coupon <= 14.50%          1           74,951.00       0.18
14.50% < Gross Coupon <= 15.00%          1           44,573.00       0.11
----------------------------------------------------------------------------
Total..........                        466     $ 40,897,671.06     100.00%
============================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                           Aggregate       Cut-Off Date
                     Number of              Unpaid           Aggregate
                     Mortgage              Principal         Principal
 State                 Loans                Balance           Balance

AZ                        17             1,318,779.00           3.22
CA                        77             8,934,506.44          21.85
CO                        16             1,247,061.67           3.05
FL                        19             1,370,154.38           3.35
GA                         5               297,559.00           0.73
ID                         2               148,276.75           0.36
IL                        53             4,614,954.37          11.28
MA                         5               423,323.00           1.04
NJ                        58             4,356,055.19          10.65
NY                        70             6,169,823.52          15.09
OH                        21             1,309,413.76           3.20
OR                        34             2,864,179.21           7.00
PA                        25             1,982,693.26           4.85
UT                        26             2,538,878.15           6.21
WA                        38             3,322,013.36           8.12
--------------------------------------------------------------------------
Total...............     466          $ 40,897,671.06         100.00%
==========================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                           Number of       Unpaid          Aggregate
                           Mortgage       Principal        Principal
      Remaining Term         Loans         Balance          Balance

 84 < Rem Term <=  96          1          21,563.00           0.05%
108 < Rem Term <= 120          2          71,013.20           0.17%
168 < Rem Term <= 180         49       3,081,141.94           7.53%
228 < Rem Term <= 240          4         157,210.00           0.38%
348 < Rem Term <= 360        410      37,566,742.92          91.86%
-------------------------------------------------------------------
Total............            466      40,897,671.06         100.00%
===================================================================

                        CURRENT MORTGAGE LOAN AMOUNTS
                                                               Percentage of
                                                   Aggregate   Cut-Off Date
             Current               Number of        Unpaid       Aggregate
          Mortgage Loan            Mortgage        Principal     Principal
        Principal Balance            Loans          Balance       Balance

   15,000 < Balance <=    20,000       1            19,951.63       0.05
   20,000 < Balance <=    25,000       9           198,643.00       0.49
   25,000 < Balance <=    30,000       7           199,238.20       0.49
   30,000 < Balance <=    35,000       9           292,878.09       0.72
   35,000 < Balance <=    40,000      19           713,715.45       1.75
   40,000 < Balance <=    45,000      22           942,333.16       2.30
   45,000 < Balance <=    50,000      20           954,655.39       2.33
   50,000 < Balance <=    55,000      18           949,371.40       2.32
   55,000 < Balance <=    60,000      21         1,220,036.87       2.98
   60,000 < Balance <=    65,000      26         1,634,492.39       4.00
   65,000 < Balance <=    70,000      27         1,818,147.75       4.45
   70,000 < Balance <=    75,000      37         2,694,250.96       6.59
   75,000 < Balance <=    80,000      24         1,862,261.37       4.55
   80,000 < Balance <=    85,000      19         1,575,933.58       3.85
   85,000 < Balance <=    90,000      18         1,576,687.67       3.86
   90,000 < Balance <=    95,000      21         1,947,800.50       4.76
   95,000 < Balance <=   100,000      31         3,023,545.67       7.39
  100,000 < Balance <=   125,000      71         7,853,758.41      19.20
  125,000 < Balance <=   150,000      31         4,214,942.93      10.31
  150,000 < Balance <=   200,000      21         3,531,958.98       8.64
  200,000 < Balance <=   250,000       7         1,564,910.15       3.83
  250,000 < Balance <=   300,000       3           782,585.95       1.91
  300,000 < Balance <=   350,000       3           963,254.56       2.36
  350,000 < Balance <=   400,000       1           362,317.00       0.89
--------------------------------------------------------------------------
Total....................            466      $ 40,897,671.06     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    434        38,034,331.68      93.00
PUD                                3           196,046.00       0.48
Condo                              5           493,656.05       1.21
2-4 Family                        24         2,173,637.33       5.31
--------------------------------------------------------------------------
Total...............             466      $ 40,897,671.06     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

 Owner Occupied                  447      39,169,660.57        95.77
 Investor                         19       1,728,010.49         4.23
--------------------------------------------------------------------------
Total..................          466    $ 40,897,671.06       100.00%
==========================================================================

                  DISTRIBUTION OF MAXIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.00 < Life Cap <= 13.50        1          77,000.00           0.19
13.50 < Life Cap <= 14.00        2         142,875.00           0.35
14.00 < Life Cap <= 14.50       23       2,163,235.48           5.29
14.50 < Life Cap <= 15.00       80       6,756,460.59          16.52
15.00 < Life Cap <= 15.50       67       6,256,909.41          15.30
15.50 < Life Cap <= 16.00       95       8,831,049.08          21.59
16.00 < Life Cap <= 16.50       53       4,769,838.79          11.66
16.50 < Life Cap <= 17.00       62       5,349,996.47          13.08
17.00 < Life Cap <= 17.50       23       1,815,711.01           4.44
17.50 < Life Cap <= 18.00       23       1,980,895.63           4.84
18.00 < Life Cap <= 18.50       10         789,860.44           1.93
18.50 < Life Cap <= 19.00       13       1,073,569.52           2.63
19.00 < Life Cap <= 19.50        3         214,245.22           0.52
19.50 < Life Cap <= 20.00        6         305,838.00           0.75
20.00 < Life Cap <= 20.50        2          91,890.42           0.22
20.50 < Life Cap <= 21.00        1         158,772.00           0.39
21.00 < Life Cap <= 21.50        1          74,951.00           0.18
21.50 < Life Cap <= 22.00        1          44,573.00           0.11
--------------------------------------------------------------------------
Total.................         466    $ 40,897,671.06         100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     DISTRIBUTION OF MINIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
           Gross             Mortgage     Principal          Principal
         Life Floor            Loans       Balance            Balance

 6.00 < Life Floor <=  6.50        1        77,000.00           0.19
 6.50 < Life Floor <=  7.00        2       142,875.00           0.35
 7.00 < Life Floor <=  7.50       23     2,163,235.48           5.29
 7.50 < Life Floor <=  8.00       80     6,756,460.59          16.52
 8.00 < Life Floor <=  8.50       67     6,256,909.41          15.30
 8.50 < Life Floor <=  9.00       95     8,831,049.08          21.59
 9.00 < Life Floor <=  9.50       53     4,769,838.79          11.66
 9.50 < Life Floor <= 10.00       62     5,349,996.47          13.08
10.00 < Life Floor <= 10.50       23     1,815,711.01           4.44
10.50 < Life Floor <= 11.00       23     1,980,895.63           4.84
11.00 < Life Floor <= 11.50       10       789,860.44           1.93
11.50 < Life Floor <= 12.00       13     1,073,569.52           2.63
12.00 < Life Floor <= 12.50        3       214,245.22           0.52
12.50 < Life Floor <= 13.00        6       305,838.00           0.75
13.00 < Life Floor <= 13.50        2        91,890.42           0.22
13.50 < Life Floor <= 14.00        1       158,772.00           0.39
14.00 < Life Floor <= 14.50        1        74,951.00           0.18
14.50 < Life Floor <= 15.00        1        44,573.00           0.11
--------------------------------------------------------------------------
Total.................           466  $ 40,897,671.06         100.00%
==========================================================================

                       DISTRIBUTION OF  MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 4.0 < Margin <=  5.0           43       3,338,210.87           8.16
 5.0 < Margin <=  6.0          132      11,426,577.86          27.94
 6.0 < Margin <=  7.0          130      12,512,987.68          30.60
 7.0 < Margin <=  8.0          116      10,003,827.26          24.46
 8.0 < Margin <=  9.0           36       2,981,378.75           7.29
 9.0 < Margin <= 10.0            6         356,392.64           0.87
10.0 < Margin <= 11.0            3         278,296.00           0.68
--------------------------------------------------------------------------
Total.................         466    $ 40,897,671.06         100.00%
==========================================================================

                LOAN SUMMARY STRATIFIED BY PERIODIC CAP

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     448         38,788,339.44          94.84
  1.500                      18          2,109,331.62           5.16
--------------------------------------------------------------------------
Total.................      466       $ 40,897,671.06         100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Business Capital                   2       161,281.00           0.39
Refinance/Cashout                378    35,425,234.21          86.62
Investment                         3       283,402.00           0.69
Debt Consolidation                55     3,576,275.22           8.74
Home Improvement                  28     1,451,478.63           3.55
--------------------------------------------------------------------------
Total..................          466  $ 40,897,671.06         100.00%
==========================================================================

                              PREPAYMENT PENALTIES

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                     Number of             Unpaid          Aggregate
                     Mortgage             Principal        Principal
                       Loans               Balance          Balance

 NONE                   306             27,149,833.53        66.38
   1                     15                984,056.88         2.41
   3                      3                241,630.00         0.59
   6                    142             12,522,150.65        30.62
------------------------------------------------------------------------
Total...............     466          $ 40,897,671.06       100.00%
========================================================================
1 = 1% of original  principal  balance for 5 years
3 = 3 mos interest on 100% of UPB for 3 years
6 = 6 mos interest on 80% of UPB for 5 years

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                Percentage of
                                                    Aggregate    Cut-Off Date
                                    Number of        Unpaid       Aggregate
                                    Mortgage        Principal     Principal
                                      Loans          Balance       Balance

Full Documentation                     388         33,541,257.67      82.01
Alternate Documentation                 36          3,267,029.00       7.99
No Documentation                        42          4,089,384.39      10.00
----------------------------------------------------------------------------
Total..................                466       $ 40,897,671.06     100.00%
============================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.